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                                                          EXHIBIT 10.23

                  FOURTH AMENDMENT TO LOAN AGREEMENT
                  ----------------------------------

     This Fourth Amendment to Loan Agreement (the "Amendment") is dated and effective as of February 25, 1999, by, between and among COMMONWEALTH PREMIUM FINANCE CORPORATION, a Kentucky corporation (referred to herein as "Borrower"); UNIFIED FINANCIAL SERVICES, INC., a Delaware corporation (referred to herein as the "Guarantor"); and BANK ONE, KENTUCKY, NA, a national banking association (referred to herein as "Bank").

                              RECITALS
                              --------

     1. The Borrower, the Guarantor and the Bank desire to further amend Loan Agreement dated as of October 18, 1996, as amended by that certain First Amendment to Loan Agreement dated as of December 17, 1996, the Second Amendment to Loan Agreement dated as of August 4, 1997, and the Third Amendment to Loan Agreement dated July 23, 1998 (as amended, the "Loan Agreement").

     2. Borrower, Guarantor and Bank have agreed to enter into this Amendment to further amend the terms of the Loan Agreement, including the substitution of the Guarantor.

     NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants and agreements contained herein, covenant and agree as follows:

     1.   Substitution of Guaranties.  The Bank hereby agrees to
          --------------------------
accept the Guaranty of the Guarantor as evidenced by the Guaranty dated February 18, 1999 (the "Guaranty"), in substitution of the Guaranties of John Robert Owens and D. Richard Meyer, and the Bank further agrees that John Robert Owens and D. Richard Meyer are hereby deemed to be released of their obligations as Guarantors of the obligations of Borrower under the Renewed Revolving Credit Note dated June 18, 1998, in the principal amount of $2,000,000.00 (the "Note") upon execution and delivery of all documents required herein.

     2.   Collateral.  The Indebtedness shall continue to be secured
          ----------
by the Collateral described in the Loan Agreement dated October 18, 1996, as amended. Further, the Guarantor shall execute and deliver to the Bank its Stock Pledge and Security Agreement whereby the Guarantor pledges and assigns to the Bank all of its interest in the Common Stock of Equity Underwriting Group, Inc. and Commonwealth Finance Premium Corporation (the "Stock") as shown on Schedule A attached to the Stock Pledge and Security Agreement dated February 25, 1999.

     3.   Conditions Precedent.  The obligation of the Bank to enter
          --------------------
into this Agreement and the other Loan Documents is subject to the condition precedent that the Bank shall have received and approved on or before the closing each of the following, in form and substance reasonably satisfactory to the Bank:

          a. This Agreement, the Guaranty and the Stock Pledge and Security Agreement shall be duly executed and delivered by the Borrower and the Guarantor to the Bank.

          b.   Lien Report.  A lien report from the counsel for the
               -----------
Guarantor, which states that the Bank has first and prior lien on the Stock.

          c.   Articles and By-Laws; Evidence of Existence/Good
               -------------------------------------------------
Standing of the Guarantor.  Certified copies of the Guarantor's
-------------------------
Articles and By-Laws and the Certificate of Existence/Good Standing of the Guarantor issued by the Secretary of State of Delaware.
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          d.   Evidence of Corporate Action by the Borrower and the
               -----------------------------------------------------
Guarantor.  Certified copies of all corporate action taken by the
---------
Borrower and the Guarantor, including resolutions of the Borrower and the Guarantor authorizing the execution, delivery and performance of the
Loan Documents.   A certificate of the Secretary of the Guarantor
certifying the names and true signatures of officers of the Guarantor authorized to sign the aforementioned documents to which it is a party.

          e.   Opinion of Counsel.  The Borrower and the Guarantor
               ------------------
shall provide the Bank with an opinion of counsel satisfactory to the Bank regarding such matters as the validity and enforceability of the Loan Documents.

     4.   Representations and Warranties of the Borrower.  The
          ----------------------------------------------
Borrower represents and warrants to the Bank as follows:

          a.   Good Standing and Due Qualification.  The Borrower
               -----------------------------------
is a corporation, duly incorporated, validly existing and is duly qualified and in good standing under the laws of each jurisdiction in which such qualification is required by law.

          b.   Corporate Power and Authority.  The execution,
               -----------------------------
delivery and performance by the Borrower of the Loan Documents have been duly authorized by all necessary corporate action.

          c.   Legally Enforceable Loan Documents.  The Loan
               ----------------------------------
Documents executed and/or delivered in connection with this Agreement are legal, valid and binding obligations of the Borrower and enforceable in accordance with their respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors rights generally.

          d.   No Adverse Change.  No material adverse change has
               -----------------
occurred in any of the businesses of the Borrower and no material adverse change has occurred in the financial condition of the Borrower since the date of the most current financial information provided to the Bank.

          e.   No Defenses or Setoffs.  As of the date hereof, the
               ----------------------
Borrower is not aware of any defenses, credits or setoffs to the payment of the Indebtedness evidenced by the Note, or to the enforceability of the Note, or the Loan Documents, nor are there any claims, actions or causes of action which could be asserted against the Bank relating to the transactions evidenced by any of the Loan Documents.

          f.   Limited Effect of Amendment.  Except as specifically
               ---------------------------
amended herein, the terms and conditions of the Note, the Loan Documents and all other existing agreements between the parties are unaffected by this Amendment and shall continue to be binding upon the Borrower and the Bank and continue to remain in full force and effect.

     5.   Representations and Warranties of the Guarantor.  The
          -----------------------------------------------
Guarantor represents and warrants to the Bank as follows:

          a.   Good Standing and Due Qualification.  The Guarantor
               -----------------------------------
is a corporation, duly incorporated, validly existing and is duly qualified and in good standing under the laws of Delaware.

          b.   Corporate Power and Authority.  The execution,
               -----------------------------
delivery and performance by the Guarantor of the Loan Documents to which it is a party have been duly authorized by all necessary corporate action.


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          c.   Legally Enforceable Loan Documents.  The Loan
               ----------------------------------
Documents executed and/or delivered by the Guarantor are legal, valid and binding obligations of the Guarantor and enforceable in accordance with their respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors rights generally.

     6.   Additional Reporting Requirements.  In addition to the
          ---------------------------------
reporting requirements contained in the Loan Agreement, as amended, the Guarantor shall, within sixty (60) days after the end of each fiscal quarter (and beginning with the March 31, 1999 quarter end), provide Bank with balance sheets, statements of income and retained earnings as of the end of such fiscal quarter, and properly completed calculations necessary to test compliance with all of the financial covenants set forth herein, in form and content reasonably acceptable to Bank, and all in reasonable detail, and all such financial statements shall be internally prepared in accordance with GAAP consistently applied and certified as correct by Guarantor's chief financial officer. Provided, however, the Guarantor shall not be obligated to deliver the Guarantor's internally prepared balance sheet and income statement for the last month of the Guarantor's fiscal year.

     7.   Affirmative Covenants.  So long as any portion of the Note
          ---------------------
shall remain unpaid, the Borrower agrees to fully comply with all of the affirmative convents contained in the Loan Agreement and the Amendments. Further, the Borrower shall fully comply with the negative covenants contained in the Loan Agreement and the Amendments.

     8.   No Defenses or Setoffs.  As of the date hereof, the
          ----------------------
Borrower is not aware of any defenses, credits or setoffs to the payment of the Indebtedness evidenced by the Note, or to the enforceability of the Note, the Loan Agreement, or the Loan Documents against the Borrower, nor are there any claims, actions or causes of action which could be asserted against the Bank relating to the transactions evidenced by the Note, the Loan Agreement, this Amendment or any of the transactions relating thereto.

     9.   Limited Effect of Amendment.  Except as specifically
          ---------------------------
amended herein, the terms and conditions of the Note, the Loan
Documents, and all other existing agreements between the parties are unaffected by this Amendment and shall continue to be binding upon the Borrower and the Bank and remain in full force and effect.

     10.  Notices.  All notices and other communications given to or
          -------
made upon any party hereto in connection with this Security Agreement, the Notes or any other Loan Documents shall, except as herein or therein otherwise expressly provided, be in writing, sent by certified or registered mail return receipt requested, as follows:

     If to Borrower:        220 Lexington Green Circle
                            Lexington, Kentucky 40503
                            ATTN: Robert Owens

     with a copy to:        Robert M. Beck, Jr.
                            Stites & Harbison
                            2300 Lexington Financial Center
                            Lexington, Kentucky 40507



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     If to Guarantor:       Unified Financial Services, Inc.
                            1104 Buttonwood Court
                            Lexington, Kentucky 40515
                            ATTN: President and CEO

     with a copy to:        Charles H. Binger
                            Thompson Coburn
                            One Mercantile Center, Suite 34007
                            St. Louis, Missouri 63101

     If to Bank:            Bank One, Kentucky, NA
                            416 West Jefferson Street
                            Louisville, Kentucky 40202

     with a copy to:        Mark Boison
                            Bank One, Kentucky, NA
                            201 East Main Street
                            Lexington, Kentucky 40507

     11.  Entire Agreement.  This Amendment and the other Loan
          ----------------
Documents constitute the entire understanding among the parties with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto. This Agreement may not be amended without the prior written consent of all parties herein.

                              COMMONWEALTH PREMIUM FINANCE
                              CORPORATION


                              BY: /s/ D. R. Meyer
                                 --------------------------------------


                              TITLE: President
                                    -----------------------------------



                              BANK ONE, KENTUCKY, NA


                              BY: /s/ Rhonda Lenney
                                 --------------------------------------


                              TITLE: Officer
                                    -----------------------------------



                              UNIFIED FINANCIAL SERVICES, INC.


                              BY: /s/ Timothy L. Ashburn
                                 --------------------------------------


                              TITLE: Chairman, CEO, President
                                    -----------------------------------



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